Exhibit 10.2

SPACE EXPLORATION TECHNOLOGIES CORP.

LAUNCH SERVICES AGREEMENT

This Falcon 9 Launch Services Agreement, including all attachments hereto (this “Agreement”), is entered into as of December 21, 2012 (“Effective Date”) by and between Space Exploration Technologies Corp., a Delaware corporation with principal offices at 1 Rocket Road, Hawthorne, CA 90250 (“SpaceX”) and ORBCOMM Inc., a Delaware corporation with principal offices at 2115 Linwood Avenue, Fort Lee, NJ 07024 (“Customer”).

WHEREAS, pursuant to the Termination Agreement between SpaceX and Customer, dated as of the date hereof, the Parties have mutually determined to terminate any and all obligations or claims under the Falcon 1e Commercial Launch Services Agreement, dated August 28, 2009 (the “Falcon 1e Agreement”);

WHEREAS, Customer desires SpaceX to launch up to eighteen (18) of its Satellites into orbit, in two (2) batches of Satellites (each a “Satellite Batch”), where each Satellite Batch provided by Customer to be launched by SpaceX shall consist of no fewer than [***…***] Satellites (or total Payloads) and no more than [***…***] Satellites (or total Payloads); and

WHEREAS, SpaceX desires to provide Launch Services for eighteen Satellites with its Falcon 9 launch vehicle, [***…***].

NOW THEREFORE, the Parties agree as follows:

1. Definitions. Capitalized terms used herein and not defined herein shall have the meanings given such terms on attached Exhibit A.

2. Services.

2.1 Launch Services. SpaceX shall furnish Customer two (2) Launch Services for two Satellite Batches consisting of up to eighteen (18) Satellites (or total Payloads) in the aggregate, to be launched from the Launch Site as contemplated herein and in the Statement of Work attached hereto as Exhibit B (“SOW”). A Launch Service shall be considered complete upon Launch, but not complete in the event of a Terminated Ignition. Additional services may be provided as set forth in the SOW, or subject to mutual written agreement of the Parties. With respect to each Launch Service, SpaceX reserves the right to sell any remaining payload capacity on the Launch Vehicle to other customers of SpaceX on a Non-Interference Basis. Customer agrees to reserve at least one (1) meter of height above the 1575 interface plane of the Dispenser in order to enable SpaceX to utilize for third-party payloads, to be reflected in the Interface Control Document.

— Space Exploration Technologies Corp. Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2 Initial Flight of Launch Vehicle. [***…***], provided that such delay (counted from the day after the last day of the First Launch Period) shall not be attributable to either Customer or SpaceX pursuant to Sections 9.2 (Customer Delays) and 9.3 (SpaceX Delays), respectively, provided however, that Customer’s rights and remedies under Sections 14.2(b) (Termination for Delay) and 14.2(d) (Special Termination Right), as well as SpaceX’s rights and remedies under Section 14.3(b) shall continue to apply.

3. Price. The Contract Price shall be Forty-Two Million Six Hundred Thousand U.S. dollars ($42,600,000) (“Contract Price”). The price for each Launch Service shall be [***…***] (“Launch Price”), with Milestone Payments to be made in accordance with Section 4 (Payment Terms). For the avoidance of doubt, the Launch Price does not include the Dispenser, services associated with the Dispenser that are not reflected in the SOW, or other additional services that might be agreed by the Parties (or a third party contracting with Customer) to be provided, on a time and materials basis, pursuant to a separate agreement.

4. Payment Terms.

4.1 Down Payment. The Parties acknowledge that [***…***] of the aggregate [***…***] in payments made by Customer to SpaceX pursuant to the Falcon 1e Agreement shall be applied as a down payment under this Agreement, to be equally between the first Launch Service and the second Launch Service (individually or together, as applicable, the “Down Payment”), as reflected below, against the aggregate Forty-Two Million, Six Hundred Thousand U.S. dollars ($42,600,000) payable under this Agreement. The Parties further acknowledge and agree that, by virtue of execution of this Agreement, any claim, obligation, or liability, or refund that may be owed, under the Falcon 1e Agreement is waived or terminated, as applicable.

4.2 Milestone Payments. In addition to the Down Payment, upon the completion of any milestone set forth in below (each a “Milestone”), SpaceX shall be entitled to the payment (each a “Milestone Payment”), and Customer shall pay the applicable invoice issued by SpaceX in accordance with Section 4.3 (Payment Obligation), and pursuant to the following schedule:

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***…***]

The Parties acknowledge and agree that where SpaceX requires cooperation or information from Customer to accomplish a given Milestone, if a Customer failure or delay in furnishing such cooperation or information delays accomplishment of such Milestone, after written notice thereof by SpaceX to Customer, the corresponding Milestone Payment shall nevertheless be due to SpaceX upon the originally scheduled Due Date and paid by Customer to SpaceX accordingly.

4.3 Payment Obligation.

(a) Customer shall be obligated to make all payments to SpaceX hereunder regardless of the outcome of a Launch. Payments shall be made regardless of Launch Vehicle readiness status reports or Satellite / Satellite Batch readiness status reports.

(b) Upon the occurrence of each Launch, regardless of outcome, any payments made under this Agreement to the extent directly attributable to the corresponding Launch Service as set forth above (whether received by SpaceX or due and owing to SpaceX) shall be considered earned and nonrefundable by SpaceX.

4.4 Invoices. Excluding Milestone Payment “Launch 1-A,” which shall be paid no later than two (2) days after the date of this Agreement, SpaceX shall submit an invoice to Customer for payment after completion of a Milestone, on or after the completion thereof, including [***…***]. Payment shall be made by Customer to SpaceX, for any Milestone Payment within [***…***] of submission of an invoice by SpaceX in accordance with the requirements of this Section 4 (Payments). SpaceX shall invoice Customer at the address set forth in Section 18 (Notices) and Customer shall make payments via electronic deposit of funds to the SpaceX Account.

4.5 Late Fees. Any payment due under this Agreement that shall remain unpaid after its date due as set forth herein, and if the Party owed such payment has provided the other Party written notice thereof and a [***…***] period to cure, then the non-paying Party shall pay interest to the other Party at a rate equal to the lesser of: (i) [***…***] per annum (applied on an annual basis); or (ii) the maximum amount permitted by applicable law. Interest will be computed commencing as of the business day after the original due date until and including the date payment is actually made, unless paid during the cure period, in which case no interest shall be due.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5. Launch Schedule.

5.1 Scheduling. The date of the first Launch (“First Launch Date”) shall occur within a [***…***] period between June 15, 2013 and [***…***] (“First Launch Period”), and the date of the second Launch (“Second Launch Date”) shall occur within a [***…***] period beginning [***…***] and ending June 30, 2014 (“Second Launch Period”). Notwithstanding the timeframes established for the First Launch Period, the parties understand and agree that SpaceX shall use commercially reasonable efforts to perform the first Launch within [***…***] of receipt from Customer of a complete and correct finite element model representative of the integrated payload stack configuration, per Appendix B of the SOW, and any other information reflected in the SOW for joint integration analyses. Any delays or noncompliance to the SOW attributable to Customer or its Related Third Parties with respect to delivery of the foregoing to SpaceX shall toll SpaceX’s obligations to perform the first Launch Service day-for-day and shall not affect SpaceX’s rights or remedies pursuant to Sections 9.2 or 14.3(b).

The Parties shall determine, no later than: (i) [***…***] prior to the start of a First Launch Period, a [***…***] period within the First Launch Period (“First Launch Slot”) during which the First Launch Date will occur; (ii) [***…***] prior to the start of a First Launch Slot, a [***…***] period within the First Launch Slot (“First Launch Interval”) during which the First Launch Date will occur; and (iii) at least [***…***] prior to the start of a First Launch Interval, the estimated First Launch Date. The Parties shall determine, no later than: (i) [***…***] after the actual first Launch Date, a [***…***] period within a Second Launch Period (“Second Launch Slot”) during which the Second Launch Date will occur; (ii) [***…***] prior to the start of a Second Launch Slot, a [***…***] period within the Second Launch Slot (“Second Launch Interval”) during which the Second Launch Date will occur; and (iii) at least [***…***] prior to the start of a Second Launch Interval, the Second Launch Date. The above-referenced dates and time frames shall be determined by mutual written consent of the Parties (such consent not to be unreasonably withheld, conditioned or delayed), based on Launch Range availability, Launch Vehicle readiness, Satellite Batch readiness, weather and similar factors.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.2 Satellite Batch Configuration and Delivery.

(a) Configuration. Customer shall furnish SpaceX with written notice of the quantity of Satellites and/or Satellite Mass Simulators that shall form the Satellite Batch to be supplied by Customer for a specific Launch Service, and SpaceX shall likewise notify Customer of secondary payload configuration, if any, as follows: (i) with respect to the Launch Service for the first Satellite Batch, no later than [***…***] after the Effective Date; and (ii) with respect to the Launch Service for the second Satellite Batch, no later than [***…***] prior to the first day of the Second Launch Period; provided, however, that in no case shall either Satellite Batch provided by Customer for either Launch Service consist of more than [***…***] Payloads and that in no case shall SpaceX be obligated to Launch a total of more than eighteen (18) Payloads over both Launch Services. For the avoidance of doubt, following the first Launch Service, SpaceX shall be deemed to have discharged its obligation with respect to no fewer than [***…***], regardless of whether Customer elects to substitute mass ballast for one or more Satellites in the initial Satellite Batch.

(b) Delivery to Launch Site. In any case, Customer shall deliver the relevant Satellite Batch and Dispenser to the Launch Site at least four (4) weeks and not more than six (6) weeks prior to the applicable Launch Date, fully tested (with the exception of standard post-shipment testing) and ready for integration with the Launch Vehicle.

5.3 Periodic Certifications. Beginning [***…***] 2013, and every [***…***] thereafter until the relevant Launch, for each Launch Service, each Party shall certify (in writing) to the other if production of the Launch Vehicle or Satellite Batch (as applicable) is on schedule for the relevant Launch Date or not. With respect to a Satellite Batch, the [***…***] certification must include the launch readiness date as well as the status of each Satellite of the relevant Satellite Batch as of the date of certification. With respect to the Launch Vehicle, the certification must include the launch readiness date as well as the status of the relevant Launch Vehicle prior to the relevant Launch. In the event of an anticipated delay in production of the Launch Vehicle or a Satellite Batch (as applicable), the Party experiencing the delay shall provide a bona fide estimate of the duration of the delay. Notwithstanding the foregoing, the Parties acknowledge and agree that any delay fees (described in Section 9 (Delays)) shall apply only to actual Launch delays beyond the First Launch Period or Second Launch Period, as applicable, and not anticipated production or other delays.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.4 Launch Manifest. SpaceX seeks to avoid launch scheduling conflicts when allocating launch slots on the SpaceX manifest. [***…***] With respect to a manifest conflict affecting Customer’s second Launch Service, SpaceX will manage manifest, production and launch date decision making per the following priorities:

[***…***]

Following a launch displacement by a higher-priority launch at the Launch Site, and subject to the terms and conditions of this Agreement, SpaceX shall retain the pre-existing launch order (rather than move the displaced mission to a subsequent vacant launch period).

In the event of a launch delay by SpaceX, and subject to the other terms and conditions of this Agreement, the pre-existing order of launches at the Launch Site shall be maintained, unless the reason for the SpaceX delay is unique to the interface of the Satellite Batch and the Launch Vehicle, subject to the other terms and conditions of this Agreement, SpaceX shall reschedule Customer’s Launch Date during any subsequent unoccupied time period selected by Customer of at least [***…***], as indicated on the schedule to be provided by SpaceX.

5.5 Launch Vehicle Upgrades. Beginning on [***…***], through [***…***], SpaceX shall use commercially reasonable efforts to accommodate up to [***…***] individual U.S. person direct employees of Customer to attend, solely as a passive observer, design briefings held for commercial customer(s) of SpaceX (subject to the consent of such customer(s)), involving development of the Falcon 9 launch vehicle, [***…***]; specifically, the [***…***]. For the avoidance of doubt, Customer’s attendance as a passive observer shall not give rise to any concurrence or approval authority for Customer with respect to any of the Falcon 9 launch vehicle, [***…***], nor shall it obligate SpaceX to seek Customer’s concurrence or approval with respect to any aspect of the Falcon 9 launch vehicle, [***…***], development.

6. Taxes. Should Taxes be levied on the services or payments contemplated herein (other than Taxes on the income of the Parties), Customer shall be responsible for all Taxes related to the Satellite Batch and every Satellite (“Customer Taxes”) and SpaceX shall be responsible for all Taxes related to the Launch Vehicle and the Launch Services. Customer Taxes are not included in the Contract Price and shall be borne by Customer in addition to the Contract Price. Where SpaceX is required by law to withhold Customer Taxes, SpaceX shall notify and provide Customer evidence of such requirement and Customer shall pay SpaceX the full amount of such withheld Customer Taxes in addition to the Contract Price.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7. Third Party Liability for Launch Activities.

7.1 Insurance. SpaceX shall satisfy (at its own expense) third party launch liability insurance requirements in the amounts and consistent with applicable United States federal regulations and statutes governing commercial space launch. SpaceX shall name as additional insureds (among others), Customer, any customer of Customer directly involved in Launch Activities, Customer’s Related Third Parties directly involved in Launch Activities, any third party payload customers, any customers of a third party payload customer directly involved in Launch Activities, and SpaceX’s Related Third Parties directly involved in Launch Activities. Such insurance shall cover death, bodily injury, property loss and damage to third parties for such launch activities as are prescribed by the CSLA and the terms of the launch license issued to SpaceX pursuant thereto (“Launch Activities”). Third-party launch liability insurance does not cover any loss or damage to the Satellite Batch or any Satellite, or any Customer property, equipment, or personnel (or the property, equipment, or personnel of Customer’s Related Third Parties). Any insurance coverage for the Satellite Batches (including any and all Satellite(s) grouped therein), Customer property, equipment, and personnel (and the property, equipment, or personnel of Customer’s Related Third Parties) at any time during the Agreement, including any static fires of the Launch Vehicle, shall be the sole responsibility of Customer and shall be purchased no later than the applicable Satellite Batch arriving at the Launch Site. Launch or On-orbit insurance policies shall be purchased by Customer at least [***…***] prior to the applicable Launch Date, and Customer shall initiate discussions with insurance providers for Launch or On-orbit insurance policies at least [***…***] prior to the applicable Launch Date. All insurance policies purchased by Customer shall expressly waive rights of subrogation as to SpaceX and its Related Third Parties. Copies of Customer policies under this Section 7.1 (Insurance) shall be provided to SpaceX no later than [***…***] after the purchase of such policies.

7.2 Excess Third Party Liability for Launch Activities. To the extent not covered by third party launch liability insurance or eligible for coverage by the United States Government pursuant to the CSLA, SpaceX shall be exclusively liable to third parties for any death, injury, loss or damage arising from the Launch Activities caused by SpaceX or its equipment (including the Launch Vehicle or parts or components thereof), and Customer shall be exclusively liable to third parties for any death, injury, loss or damage arising from the Launch Activities caused by Customer or its equipment (including the Satellite Batch or any Satellite or parts or components thereof).

8. Cross-Waivers; Indemnification.

8.1 Waivers. Each Party hereby agrees not to sue or otherwise bring a claim against the other Party, such Party’s Related Third Parties or the U.S. Government or its contractors or subcontractors for any injury, death, property loss or damage (including loss of or damage to the Satellite Batch or any Satellite, the Launch Vehicle, or other financial loss), sustained by it or its employees, officers, directors or agents, arising in any manner out of or in connection with activities relating to the performance of this Agreement.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.2 Extension of Waivers. Each Party hereby agrees to extend the waiver of claims and release of liability herein to their respective contractors, subcontractors and insurers, requiring them to waive (in writing) the right to sue or otherwise bring a claim against the other Party or that Party’s Related Third Parties for any injury, death, property loss or damage (including loss of or damage to the Satellite Batch or any Satellite, the Launch Vehicle, or other financial loss) sustained by them or any of their employees, officers, directors or agents, arising in any manner out of or in connection with activities relating to the performance of this Agreement.

8.3 Indemnification. Each Party hereby agrees that it shall indemnify and hold harmless the other Party from and against any liability or expense, including attorneys’ fees, resulting from any suit or claim by the indemnifying Party’s Related Third Parties for any injury, death, property loss or damage (including loss of or damage to the Satellite Batch or any Satellite, the Launch Vehicle, or other financial loss) sustained by it or any of its employees, officers, directors or agents, arising in any manner out of or in connection with activities relating to the performance of this Agreement.

8.4 Applicability. The obligation to waive claims shall apply to the Parties’ contractors, subcontractors and insurers (at every tier) that are involved in activities relating to the performance of this Agreement. The waivers shall apply regardless of the theory of liability, whether based in contract, tort, equity or otherwise, including negligence, product liability, strict liability, or any other theory of liability. Each Party agrees to obtain insurance as it deems necessary to cover death, injury, loss or damage for which it has waived the right to sue or bring a claim against the other Party, and each Party agrees to obtain a waiver of subrogation rights from any insurer providing such insurance coverage. Nothing in this Section 8 (Cross-Waivers; Indemnification) shall preclude either Party from suing or otherwise bringing a claim against its own Related Third Parties. The Parties agree to memorialize certain of the rights and obligations described in this Section 8 (Cross-Waivers; Indemnification) in an agreement advised or required by the appropriate U.S. regulatory authorities, to include execution of the form of cross-waivers substantially in the form of attached Exhibit C.

9. Delays. For the avoidance of doubt in Sections 9.2 and 9.3 only, any delays attributable to one party shall not toll or otherwise affect concurrent delays attributable to the other party.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.1 Excusable Delays. Neither Party shall be liable for any delay or failure in the performance of its obligations under this Agreement in the event such delay or failure is due to an Excusable Delay. Failure by either Party timely to obtain any required governmental license, permit or authorization shall not be an Excusable Delay. Subject to this Section 9.1 (Excusable Delays) and Section 14 (Termination), the period of performance for each Party under this Agreement shall be extended by the duration of any Excusable Delay. A Party seeking to invoke this Section 9.1 shall notify the other Party writing within fifteen (15) days of the occurrence of an Excusable Delay, including a reasonable description of the causes thereof and such Parties’ efforts to avoid the Excusable Delay or mitigate the impact thereof, and a reasonable extension period will be agreed to by both Parties in writing. Notwithstanding the foregoing, in the event one or more Excusable Delays result in an aggregate Excusable Delay attributable to a Party in excess of [***…***] for a Launch Service, the other Party shall have the right to terminate either or both of the Launch Services without further obligation or liability. In the event of a termination of a Launch Service by Customer for Excusable Delay by SpaceX, SpaceX shall [***…***], within thirty (30) days of any such termination. In the event of a termination by SpaceX for Excusable Delay by Customer, SpaceX shall fully retain [***…***] and [***…***] of any remaining amounts paid by Customer hereunder for [***…***], or [***…***] and [***…***] of any remaining amounts paid by Customer for [***…***], without further obligation or liability to Customer and shall [***…***], within [***…***] of any such termination. For the avoidance of doubt, any delay attributable to failure on the part of Customer’s or SpaceX’s contractor(s) or subcontractor(s) timely delivery of any Satellite or Dispenser or component, other than an Excusable Delay on the part of such contractor(s) or subcontractor(s), shall for purposes of this Agreement be considered a delay caused or requested by Customer or SpaceX, as relevant, and shall not be considered an Excusable Delay hereunder.

9.2 Customer Delays. Excluding Excusable Delays and irrespective of SpaceX launch readiness, if Customer’s actual launch readiness is delayed for a period exceeding one hundred eighty (180) days (in the aggregate) beyond the last day of an applicable Launch Period (or if Customer requests such delay), Customer agrees to pay SpaceX delay fees based on the following schedule: [***…***]. Any fractional month(s) shall be calculated on a pro rata basis and nothing in this Section 9.2 (Customer Delays) shall be construed as permitting delayed payment of any amounts owed by Customer hereunder. [***…***]. SpaceX shall not be responsible for Satellite Batch, Dispenser or other Customer equipment storage costs in the event of a delayed Launch, whether or not such delay is an Excusable Delay. For the avoidance of doubt, [***…***].

9.3 SpaceX Delays. Excluding Excusable Delays and irrespective of Customer’s launch readiness, if SpaceX’s actual launch readiness is delayed for a period exceeding one hundred eighty (180) days (in the aggregate) beyond the last day of the applicable Launch Period (or if SpaceX requests such a delay), SpaceX agrees to pay Customer delay fees based on the following schedule: [***…***]. Any fractional month(s) shall be calculated on a pro rata basis.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.4 Payment. Any delay fees owed hereunder shall be payable monthly in arrears.

10. Intellectual Property. At no time shall either Party have any ownership rights, other rights or license to any Inventions of the other Party (or the other Party’s Related Third Parties) including, without limitation, any Inventions conceived and first reduced to practice during performance of this Agreement. The Parties do not intend to jointly develop any Inventions hereunder.

11. Confidentiality.

11.1 Confidentiality of Agreement. Neither Party shall disclose any terms of this Agreement to any third party without the prior written consent of the other Party, except as necessary in the reasonable judgment of a Party to comply with judicial or other governmental requirement, or when disclosure is required by a governmental agency or under applicable laws, including by the U.S. Securities and Exchange Commission or any securities exchange on which the securities of a Party or its affiliates are then trading, or as otherwise expressly provided herein, and with reasonable notice provided in writing to the affected Party at least five (5) business days in advance of the disclosure.

11.2 Announcements.

No public announcement, release, or other disclosure of information relating to this Agreement, including the existence of this Agreement or either Party’s performance, shall be made except by prior written agreement of the Parties, such agreement not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, either Party shall be permitted to make disclosures necessary or in good faith determined to be reasonably necessary under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. [***…***].

11.3 Proprietary Information. SpaceX and Customer each agree to retain in confidence all Proprietary Information of the other Party. Each Party agrees to: (i) preserve and protect the confidentiality of the other Party’s Proprietary Information; (ii) refrain from using the other Party’s Proprietary Information except as contemplated in this Agreement; (iii) disclose the Proprietary Information only to its directors, officers, employees and agents as is reasonably required in connection with the exercise of that Party’s rights and obligations under this Agreement and subject to a binding non-disclosure agreement that is at least as protective as this Section 11 (Confidentiality); and (iv) not disclose Proprietary Information to any third party, provided, however, that each Party may disclose Proprietary Information of the other Party that is: (a) already in the public domain through no fault of the disclosing Party; (b) discovered or created by the receiving Party without reference to the Proprietary Information of the disclosing Party; (c) otherwise made known to the receiving Party through no wrongful conduct of the receiving Party or the entity providing the information to the receiving Party; or (d) required to be disclosed by judicial or other governmental action, order or regulation. The confidentiality obligations of this Section 11 (Confidentiality) shall survive the expiration or termination of this Agreement for a period of five (5) years.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.4 Exceptions. Notwithstanding any provision of this Section 11 (Confidentiality) to the contrary, each Party may, subject to applicable export control laws and regulations, disclose Proprietary Information, including the terms of this Agreement: (i) in confidence, to legal counsel; (ii) in confidence, to accountants, bankers, and other financing sources, solely for the purposes of securing or maintaining financing; (iii) in confidence, to such party’s insurance broker and any insurers solely for the purposes of securing insurance and in settling any claim for loss; (iv) in connection with the enforcement of this Agreement; and (v) in confidence, in connection with the due diligence investigation of a merger, acquisition, or similar transaction.

12. Limitations of Liability and Disclaimer of Warranties.

12.1 LIMITATION OF DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, FOR THE COST OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, OR FOR LOST REVENUES OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, HOWSOEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT, EQUITY OR OTHERWISE, INCLUDING NEGLIGENCE, PRODUCT LIABILITY, STRICT LIABILITY, OR ANY OTHER THEORY OF LIABILITY.

12.2 LIMITATION OF LIABILITY. TO THE FULL EXTENT PERMITTED BY LAW, SPACEX’S TOTAL AND CUMULATIVE LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT HOWSOEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT, EQUITY OR OTHERWISE, INCLUDING NEGLIGENCE, PRODUCT LIABILITY, STRICT LIABILITY, OR ANY OTHER THEORY OF LIABILITY, SHALL IN NO EVENT EXCEED THE AMOUNTS RECEIVED BY SPACEX FROM CUSTOMER FOR THE DISTINCT LAUNCH SERVICE DURING WHICH SUCH LIABILITY AROSE. SPACEX SHALL NOT BE LIABLE FOR ANY DAMAGE TO THE SATELLITE BATCH AND ANY SATELLITE AND SATELLITE-RELATED EQUIPMENT (INCLUDING DISPENSER AND RELATED EQUIPMENT) FROM MANUFACTURE THROUGH DELIVERY, INTEGRATION, STATIC FIRES OF THE LAUNCH VEHICLE AND OTHER PRE-LAUNCH ACTIVITIES, LAUNCH, AND ON-ORBIT OPERATIONS. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7.1 (INSURANCE), CUSTOMER SHALL BE RESPONSIBLE FOR PROCURING ALL INSURANCES RELATED TO THE SATELLITE BATCH AND EVERY SATELLITE AND DISPENSER (WITH EXPRESS WAIVERS OF SUBROGATION AS TO SPACEX AND ITS RELATED THIRD PARTIES).

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.3 DISCLAIMER OF WARRANTIES. SPACEX HAS NOT MADE, NOR DOES IT MAKE, ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF DESIGN, OPERATION, QUALITY, WORKMANSHIP, SUITABILITY, RESULT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LAUNCH VEHICLES, THE LAUNCH SERVICES, OR ANY ASSOCIATED EQUIPMENT OR SERVICES. ANY IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXPRESSLY DISCLAIMED.

12.4 Application. The limitations set forth in this Section 12 (Limitations of Liability and Disclaimer of Warranties) shall apply even if the Parties have been advised of the possibility of such losses or damages, and notwithstanding any failure of essential purpose of any limited remedy set forth in this Agreement. The Parties acknowledge that the amounts payable hereunder are based in part on the limitations set forth in this Section 12 (Limitations of Liability and Disclaimer of Warranties) and that such limitations are a bargained-for and essential part of this Agreement.

13. Destruction of the Launch Vehicle and Satellite Batch. The Launch Range safety official is authorized to destroy a Launch Vehicle and the applicable Satellite Batch, without liability to either Party or either Party’s Related Third Parties.

14. Termination.

14.1 Mutual Agreement. This Agreement may be terminated by mutual consent of the Parties in a writing signed by duly authorized representatives of each Party.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.2 Customer’s Right to Terminate. Provided Customer is not currently in default of a material provision of this Agreement, Customer may terminate this Agreement upon [***…***] prior written notice to SpaceX, as follows:

(a) Termination for Convenience. In the case where the first Launch under this Agreement has yet to occur: at Customer’s convenience and for any reason, Customer may terminate this Agreement, subject to a termination for convenience fee retained by SpaceX equal to [***…***] of the Down Payment and [***…***] of any Milestone Payments paid or payable as of the effective date of termination, which amounts SpaceX shall retain without further obligation or liability to Customer. Following the occurrence of the first Launch under this Agreement, at Customer’s convenience and for any reason: (i) outside of six (6) months prior to the first day of the Second Launch Period (as initially established by the Parties unless the Launch Period has been postponed for reasons attributable to SpaceX, in which case the Launch Period shall be the currently-designated Launch Date), subject to a termination for convenience fee retained by SpaceX equal to [***…***] of the Down Payment and [***…***] of any Milestone Payments paid or payable as of the effective date of termination, which amounts SpaceX shall retain without further obligation or liability to Customer; or (ii) within six (6) months prior to the first day of the Second Launch Period (as initially established by the Parties unless the Launch Period has been postponed for reasons attributable to SpaceX, in which case the Launch Period shall be the currently-designated Launch Date), subject to a termination for convenience fee retained by SpaceX equal to [***…***] of all amounts paid under this Agreement, which amounts SpaceX shall retain without further obligation or liability to Customer. In no case may Customer terminate for convenience if any payments are due and payable to SpaceX hereunder. Any amounts required to be refunded to Customer under this Section 14.2(a) shall be paid by SpaceX to Customer within forty-five (45) days of notice of such termination.

(b) Termination for Delay. In the event SpaceX has delayed or provided notice of delay of either Launch, other than for Excusable Delays, for an aggregate period exceeding three hundred sixty-five (365) days beyond the last day of a Launch Period (not including any coinciding or overlapping period of delay attributable to Customer), Customer shall have the right to terminate in Customer’s discretion either or both of the Launch Services (to the extent such Launch Service(s) have not yet been performed) and obtain a refund of payments made under this Agreement in connection with the affected Launch Service(s), such right to be elected by Customer in writing and within [***…***] following the conclusion of such three hundred sixty-five (365) day period. With respect to any Launch Service terminated by Customer, Customer shall have no further obligation or liability to SpaceX for such Launch Service. Unless disputed, any amounts required to be refunded to Customer under this Section 14.2(b) shall be paid by SpaceX to Customer within [***…***] of notice of such termination.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) Termination for Cause. In the event of a material breach by SpaceX of its obligations under this Agreement, and if after having been given written notice of the same by Customer, SpaceX fails to cure such material breach within [***…***] of receipt of such notice, Customer shall have the right to obtain a refund of any payments attributable under the terms of this Agreement to any Launch not already performed hereunder or of payments made under this Agreement in connection with the affected Launch Service, such right to be elected by Customer in writing and within [***…***] following the conclusion of such [***…***] period. Other than as provided for in Section 14.2(b) (Termination for Delay), delay by SpaceX in achieving a milestone or delay in performing the Launch Service (whether Excusable Delay or not), shall not be deemed a material breach by SpaceX hereunder; and (ii) nothing in this Agreement shall be construed as in any way obligating SpaceX to refund any payments made in connection with any Launch already performed hereunder. Any amounts required to be refunded to Customer under this Section 14.2(c) shall be paid by SpaceX to Customer within [***…***] of notice of such termination.

(d) Special Termination Right. In the event that SpaceX alone has delayed or provided notice of delay of the First Launch Date, for an aggregate period (exclusive of Excusable Delay and/or coinciding delay(s) caused or requested by Customer) exceeding one hundred eight (180) days beyond the last day of the first Launch Period, and Customer can reasonably demonstrate that [***…***], then Customer shall have a special termination right with respect to the first Launch Service only and, should Customer exercise such right, SpaceX shall retain [***…***] attributed to the first Launch Service plus [***…***] of all the Milestone Payments attributable to the first Launch Service. Customer’s special termination right must be exercised by a written notice that is executed by a corporate officer. Following such termination, Customer shall have no further obligation or liability to SpaceX for such first Launch Service, and SpaceX shall have no further obligation or liability to Customer for such first Launch Service, and SpaceX’s obligation with respect to the remaining Launch Service shall be limited to launching a Satellite Batch consisting of no more than [***…***] with [***…***]. Any amounts required to be refunded to Customer under this Section 14.2(d) shall be paid by SpaceX to Customer within forty-five (45) days of notice of such termination.

14.3 SpaceX’s Right to Terminate. Provided SpaceX is not currently in default of a material provision of this Agreement, SpaceX shall have the right to terminate this Agreement and retain all payments made and all payments owed by Customer hereunder as of the date of termination without further obligation or liability to Customer, as follows:

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a) Termination for Cause. In the event of material breach by Customer of its obligations under this Agreement (including any payment obligation hereunder), and if after having been given written notice of the same by SpaceX, Customer fails to cure such material breach within: (i) [***…***] of receipt of such notice in the event the material breach involves a payment obligation; or (ii) [***…***] of receipt of such notice in the event the material breach does not involve a payment obligation, provided that other than as provided for in Section 14.3(b) (Termination for Delay) Customer delays shall not be deemed a material breach by Customer hereunder; or

(b) Termination for Delay. In the event Customer has delayed or provided notice of delay of either Launch, other than for Excusable Delays, for an aggregate period exceeding three hundred sixty-five (365) days beyond the last day of a Launch Period (not including any coinciding or overlapping period of delay attributable to SpaceX), then SpaceX shall have the right to terminate the applicable Launch Service, such right to be elected by SpaceX in writing and within [***…***] following the conclusion of such three hundred sixty-five (365) day period. With respect to any Launch Service terminated by SpaceX under this Section 14.3(b), SpaceX shall [***…***] and have no further obligation or liability to Customer for such Launch Service.

15. Licenses. Each Party shall be responsible for obtaining any licenses, authorizations, clearances, approvals or permits necessary to carry out its obligations under this Agreement (“Licenses”). Each Party agrees to provide reasonable assistance to the other Party as necessary to obtain such Licenses. SpaceX shall be responsible for obtaining any Licenses required for the Launch of a Launch Vehicle and Customer shall be responsible for obtaining any Licenses required to launch and operate the Satellite Batch and each Satellite. SpaceX and Customer agree to provide information and execute any documentation needed to obtain such Licenses pursuant to applicable U.S. laws and regulations, including the AECA and the CSLA. In the event that either Party is unable to obtain a requisite License, then such Party’s inability to obtain a License shall be deemed to be a material breach of this Agreement by such Party.

16. Compliance with Government Requirements. SpaceX and Customer shall comply with the applicable national, federal, state and local laws and regulations, and all Licenses issued in connection with the performance of this Agreement. In addition, SpaceX and Customer shall comply with all U.S. export and import laws, regulations, rules, licenses and agreements related to the Launch of the Satellite Batch, including but not limited to the ITAR and EAR. Customer shall be responsible for registration of the Satellite Batch and every Satellite, and SpaceX shall be responsible for registration of the Launch Vehicles, pursuant to the Convention on Registration of Objects Launched Into Outer Space, done January 14, 1975.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17. Failure Review.

If any configuration of the Falcon 9 launch vehicle, [***…***], or its derivatives, experiences a launch failure, then SpaceX shall only perform subsequent Launch Services under this Agreement once the most probable cause of the failure has been identified and corrective actions have been implemented to the satisfaction of the applicable failure review team convened by SpaceX to evaluate the root cause of such failure. SpaceX shall present to Customer the results of the final investigation by the failure review team including probable cause of failure, corrective action and impact on the Launch Services subject to the confidentiality obligations under this Agreement and other reasonable measures to protect proprietary information and applicable export control laws and regulations.

18. Notices.

18.1 Transmittal. All notices and other transmittals under this Agreement shall be in writing and shall be hand-delivered or sent via express mail, first class mail, or electronic mail to the addresses specified below with written or electronic confirmation of receipt, as applicable.

18.2 Notice Date. The date upon which any such communication is hand-delivered or, if such communication is sent by mail or by electronic transmission, the date upon which the addressee receives it shall be the effective date of such communication.

18.3 Change of Address. Each Party shall promptly notify the other in the event of any change in its address or designated contacts.

For correspondence sent to SpaceX:	With copies to:

Space Exploration Technologies Corp.	Space Exploration Technologies Corp.
1 Rocket Road	1030 15th Street, NW, Suite 220E
Hawthorne, CA 90250	Washington, DC 20005
Attn: [***...***]	Attn: [***…***]
PH.: [***...***]	PH.: [***…***]
Fax: [***...***]	Fax: [***…***]
Email: [***...***]	Email: [***…***]

For correspondence sent to Customer:	With a separately delivered copy to:

ORBCOMM Inc.	ORBCOMM Inc.
2115 Linwood Avenue	22265 Pacific Boulevard
Fort Lee, NJ 07024	Dulles, VA 20166
Attn: [***...***]	Attn: [***…***]
PH.: [***...***]	PH.: [***…***]
Fax: [***...***]	Fax: [***…***]
Email: [***...***]	Email: [***…***]

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.4 Application. All written notices contemplated by this Agreement shall be provided in accordance with this Section 18 (Notices).

19. Attachments.

19.1 Incorporation by Reference. The following attachments are incorporated into this Agreement by reference and shall be an integral part of this Agreement: (a) Exhibit A, Defined Terms; (b) Exhibit B, Statement of Work; (c) Exhibit C, Form of Cross-Waiver; (d) Exhibit D, Interface Control Document; and (e) Exhibit E, Launch Manifest Priority.

19.2 Precedence. In the event of conflict between the terms and conditions of this Agreement and any of its attachments, the terms and conditions of this Agreement shall govern. In the event of a conflict among the attachments, the sequence shall be as follows, in descending order of precedence: [***…***].

20. Severability. If any portion of this Agreement is held invalid, the Parties agree that such invalidity shall not affect the validity of the remaining portions of this Agreement, unless applying such remaining portions would frustrate the purpose of this Agreement.

21. Waiver. The failure of either Party to exercise any right granted in this Agreement or to require the performance of any term of this Agreement (or the waiver by either Party of any breach of this Agreement) shall not prevent a subsequent exercise or enforcement of, or be deemed a waiver of any subsequent breach of, the same or any other term of this Agreement.

22. No Joint Venture or Agency. Nothing in this Agreement shall constitute or create a joint venture, partnership, or similar arrangement between the Parties. No Party is authorized to act as agent for the other Party, except as expressly stated herein.

23. Assignment. Subject to compliance with applicable law, either Party may assign, delegate or otherwise transfer this Agreement, or any rights or obligations under this Agreement, to any successor by way of merger, acquisition or sale of all or substantially all of the assets relating to the performance of this Agreement. SpaceX or its successor may also assign all or part of the right to receive payments under this Agreement, provided that SpaceX or its successor continue to perform the applicable obligations under this Agreement, and if requested, provide to Customer written assurances to such effect. Any assignment, delegation, or transfer of this Agreement made in contravention of the terms hereof shall be null and void. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the Parties’ respective successors and permitted assigns.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

24. Security Interests. Customer, upon prior written notice to SpaceX, may grant security interests in its rights hereunder to lenders that provide financing to Customer. In the event that either Party is sold to or merged into another entity, its responsibilities under this Agreement shall not be altered and the successor organization shall be liable for performance of such Party’s obligations under this Agreement. If requested by Customer, SpaceX shall provide its written consent to such assignment (including the execution by SpaceX of a direct agreement or consent and agreement in favor of the facility agent or equivalent on behalf of Customer’s lenders and any Financing Entities, in a form reasonably satisfactory to such agent and SpaceX and customary for financings) on terms and conditions as may be requested by Customer’s lenders, provided that SpaceX’s consent would not impair, create a risk to, or otherwise prejudice its rights and benefits hereunder, increase its liabilities or obligations hereunder unless otherwise specified in this Agreement.

25. Lender Requirements.

The Parties recognize that certain of Customer’s payment obligations under this Agreement may be financed through external sources. Notwithstanding anything to the contrary in this Agreement, and except for the restrictions and conditions set forth in Section 11 (Confidentiality), and subject to applicable export control laws and regulations, SpaceX shall provide to any of Customer’s lenders or Financing Entities any information that such Financing Entity reasonably requires and shall reasonably cooperate with such Financing Entity and Customer to implement such financing. SpaceX agrees to negotiate in good faith and issue such documents as may be reasonably required by any Financing Entity to implement such financing, including a contingent assignment of this Agreement to such Financing Entity, under terms reasonably acceptable to SpaceX, but in no event shall SpaceX be obligated to agree to anything (including agreement to make modifications to this Agreement or the SOW that would impair, create a risk to, or otherwise prejudice its rights and benefits hereunder, increase its liabilities or obligations hereunder unless otherwise specified in this Agreement.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

26. Governing Law; Venue. This Agreement and its performance by the Parties shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., without regard to provisions on the conflicts of laws. The provisions of the United Nations Convention for the International Sale of Goods shall not be applicable to this Agreement. The Parties agree that all actions or proceedings arising in connection with this Agreement shall be litigated exclusively in the State and Federal courts located in the State of New York, U.S.A. The aforementioned choice of venue is intended by the Parties to be mandatory and not permissive in nature. Each Party hereby waives any right it may have to assert the doctrine of forum non conveniens, to object to venue with respect to any proceeding brought in accordance with this paragraph, or to assert any defense of sovereign immunity in any legal action, suit, proceeding or other claim arising under this Agreement. The Parties further stipulate that the State and Federal courts located in New York shall have in personam jurisdiction and venue over each of them for the purpose of litigating any dispute, controversy, or proceeding arising out of or related to this Agreement. Each Party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement. Any final judgment rendered against a Party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

27. Entire Agreement. This Agreement, and all attachments hereto, supersedes all prior communications, transactions, and understandings, whether oral or written, with respect to the subject matter hereof and constitutes the sole and entire agreement between the Parties pertaining to the subject matter hereof. For the avoidance of doubt, any reference herein to the terminated Falcon 1e Agreement is solely for purposes of acknowledging its termination by mutual agreement and providing historical context; nothing in this Agreement is intended to incorporate, preserve, extend, or restate any obligation or liability which may have existed thereunder or arisen therefrom.

28. Modification. No modification or amendment to, or addition, deletion or waiver of any of the terms or conditions of this Agreement shall be binding on either Party unless agreed by both Parties and evidenced by a written document signed by a duly authorized representative of each Party.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

29. Insurance Support. Subject to compliance with applicable law, SpaceX shall cooperate with Customer’s efforts to obtain and maintain, and to file and settle any claims under, launch insurance for the Satellite Batch, including without limitation, preparing an industry-standard insurance briefing package, responding to insurers’ questions, delivering requested information regarding the Launch Vehicle and the Launch Range, conducting insurance briefings and facilitating site inspections as required to obtain and maintain such insurance.

30. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement may be executed by facsimile or other equivalent electronic signature which signatures shall constitute original signatures.

31. Fees and Expenses. The late fees (described in Section 4.5 (Late Fees)), delay fees (described in Section 9 (Delays)) and termination fees (described in Section 14 (Termination)) represent the Parties’ current, reasonable and good faith estimates of damages to be incurred as a result of delay or termination and do not serve as a penalty.

[SIGNATURES ON FOLLOWING PAGE]

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the undersigned have executed this Agreement by their duly authorized officers effective as of the Effective Date.

Space Exploration Technologies Corp.		ORBCOMM Inc.

By:	/S/ Gwynne Shotwell	By:	/S/ Marc Eisenberg
Name: Gwynne Shotwell, President		Name: Marc Eisenberg, Chief Executive Officer

Date: December 21, 2012		Date: December 21, 2012

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

DEFINED TERMS

“AECA” means the Arms Export Control Act of 1976, as amended, 22 U.S.C. § 2778, and the regulations promulgated thereunder, including: ITAR and the regulations for the Importation of Arms, Ammunition and Implements of War, 27 C.F.R. Part 447.

“Agreement” shall have the meaning set forth in the introductory paragraph.

“Contract Price” shall have the meaning set forth in Section 3 (Price).

“Constructive Total Failure” means that, due directly to a Deviation, either of the following situations occur, as reasonably determined by available flight telemetry data or other objective evidence: (a) each Satellite’s capability to operate in accordance with its performance specifications is reduced by [***…***] or more; or (b) each Satellite’s ability to operate for its intended commercial lifetime is reduced by [***…***] or more. A determination of Constructive Total Failure shall be made no later than forty-five (45) days after the Launch Date. For the sake of clarity, measurement of a Satellite’s capability to operate shall be determined solely based on [***…***]. For purposes of a Launch and In-Orbit Insurance policy, if any (and not for any other purpose hereunder), this definition may be modified independently of this Agreement to reflect the meaning ascribed to the concept of “constructive total loss” or “constructive total failure”, as applicable, in Customer’s policy of Launch and In-Orbit Insurance, if any, in place at the time of the applicable Launch.

“CSLA” means the Commercial Space Launch Act, as amended, 51 U.S.C. §§ 50901, et seq., and the regulations issued pursuant thereto, including: the Commercial Space Transportation Regulations, 14 C.F.R. Parts 400-460.

“Customer” shall have the meaning set forth in the introductory paragraph.

“Customer Taxes” shall have the meaning set forth in Section 6 (Taxes).

“Deviation” means, due primarily to the Launch Vehicle (and not due primarily to the Satellite Batch, any Satellite, Dispenser or separation system), material non-compliance with the specifications included in the Interface Control Document, including its reference documents, applicable documents and annexes, with respect to: [***…***].

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Dispenser” means the hardware, including the strongback adaptor and/or ESPA Ring adaptor, to be delivered to the Launch Site for integration with a Launch Vehicle (including all embedded firmware and software) to interface with, integrate the Satellites as a Satellite Batch, and separate and deploy the Satellites into their designated orbit. The Dispenser is not considered an integral part of the Launch Vehicle for purposes of this Agreement and shall be separately procured by Customer.

“Down Payment” shall have the meaning set forth in Section 4.1 (Down Payment).

“EAR” means the Export Administration Regulations administered by the Bureau of Industry and Security, U.S. Department of Commerce, 15 C.F.R. Parts 730-744, in effect under the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-1707, pursuant to Executive Order 13222 of August 17, 2001.

“Effective Date” shall have the meaning set forth in the introductory paragraph.

“Excusable Delays” means a delay by a Party in the performance of its obligations or commitments under this Agreement that is beyond the control of such Party and not due to its fault or negligence in reasonably anticipating and avoiding such delays, including acts of God, acts of government in its sovereign capacity, launch range unavailability for Launch, acts or threat of terrorism, earthquake, riot, revolution, hijacking, fire, embargo, sabotage, or interruption of essential services such as electricity, natural gas, fuels and/or water. Notwithstanding the above, other than an Excusable Delay applicable to contractor or subcontractor, failure by a contractor or subcontractor of Customer (including the contractor responsible for manufacture of the Satellites and/or the Dispenser, and its contractors and subcontractors) to timely perform it obligations to Customer and/or deliver any Satellite, Satellite Batch, or component thereof, or Dispenser or component thereof, and/or failure of either Party timely to obtain any required governmental license, permit or authorization shall not be deemed an Excusable Delay.

“Falcon 1e Agreement” shall have the meaning set forth in the recitals of this Agreement.

“Financing Entity(ies)” means any entity (other than SpaceX or parties related to SpaceX), which has been specifically identified in a written notification to SpaceX as providing financing Customer.

“First Launch Date” shall have the meaning set forth in Section 5.1 (Scheduling).

“First Launch Interval” shall have the meaning set forth in Section 5.1 (Scheduling).

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“First Launch Period” shall have the meaning set forth in Section 5.1 (Scheduling).

“First Launch Slot” shall have the meaning set forth in Section 5.1. (Scheduling).

“Intentional Ignition” means any time prior to Launch when the ignition command is given for the purpose of ignition of the first stage of a Launch Vehicle.

“Interface Control Document” means that document to be attached as Exhibit D to this Agreement, which shall be prepared by SpaceX with data to be supplied by Customer, negotiated in good faith and mutually agreed upon in writing by both Parties prior to the beginning of the first Launch Period.

“Inventions” means all ideas, designs, concepts, techniques, inventions, discoveries, works of authorship, modifications, improvements, or derivative works, regardless of patentability.

“ITAR” means the International Traffic in Arms Regulations administered by the Directorate of Defense Trade Controls, U.S. Department of State, 22 C.F.R. Parts 120-130, pursuant to the AECA.

“Launch” means Intentional Ignition, for the purpose of Satellite Batch carriage, followed by either (i) Lift-Off or (ii) the loss or destruction of the Satellite Batch and/or the Launch Vehicle.

“Launch Activities” shall have the meaning set forth in Section 7.1 (Insurance).

“Launch and In-Orbit Insurance” means insurance purchased by Customer or any affiliate, or Related Third Party of Customer covering either or both of: (i) the risks of loss with respect to the Satellites; and (ii) the value of the Launch Service.

“Launch Date” shall mean either the First Launch Date or the Second Launch Date, as the case may be. If a Launch Date has not yet been established in accordance with this Agreement, the Launch Date shall be deemed to be the last day of the applicable Launch Period, Launch Slot, or Launch Interval, as applicable.

“Launch Failure” means either (a) Total Failure or (b) Constructive Total Failure.

“Launch Interval” shall mean either the First Launch Interval or the Second Launch Interval, as the case may be.

“Launch Period” shall mean either the First Launch Period or the Second Launch Period, as the case may be.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Launch Price” shall have the meaning set forth in Section 3 (Price).

“Launch Range” means the U.S. Governmental authorities and office with jurisdiction over the Launch Site.

“Launch Service” means those services, including the Launch, described in the SOW for a distinct mission to be performed by SpaceX under this Agreement.

“Launch Site” means the SpaceX launch facility at Cape Canaveral, Florida, or another site mutually agreed upon by the Parties.

“Launch Slot” shall mean either the First Launch Slot or the Second Launch Slot, as the case may be.

“Launch Vehicle” shall mean the SpaceX Falcon 9 launch vehicle, [***…***], with a fairing configuration and as configured by SpaceX to perform the Launch of the applicable Satellite Batch.

“Licenses” shall have the meaning set forth in Section 15 (Licenses).

“Lift-Off” means physical separation of the applicable Launch Vehicle from the launch pad and release of the hold-down restraints.

“Milestone Payment” shall have the meaning set forth in Section 4.2 (Milestone Payments).

“Non-Interference Basis” shall mean, with respect to any additional payload, such additional payload does not adversely affect a Satellite with respect to the following parameters: orbit; inclination; envelope; mass; attachment hardware; natural frequency; or launch schedule.

“Parties” shall mean Customer and SpaceX.

“Party” shall mean Customer or SpaceX.

“Payload” shall mean a Satellite or Satellite Mass Simulator.

“Payloads” shall mean Satellites and/or Satellite Mass Simulators.

“Proprietary Information” means all non-public confidential, proprietary and trade secret information and materials, whether in written, oral, electronic or other format, including all business, technical and other information that is marked as “Confidential” or “Proprietary” or that a reasonable person would assume to be confidential based upon the subject matter of such information or the manner in which it was disclosed.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Related Third Parties” means (a) the Parties’ respective contractors and subcontractors involved in the performance of this Agreement and their respective directors, officers, employees, and agents; (b) the Parties’ respective directors, officers, employees, and agents; and (c) any entity or person with any valid interest in the Satellite Batches, the Launch Services or the ground support equipment. For the avoidance of doubt, the Related Third Parties of Customer shall be deemed to include the manufacturer of the Dispenser.

“Satellite” means any Orbcomm Generation 2 Satellite forming part of a Satellite Batch supplied by Customer for Launch by SpaceX pursuant to this Agreement.

“Satellite Batch” shall have the meaning set forth in the recitals of this Agreement. For the avoidance of doubt: a Satellite Batch may consist of Satellites or a combination of Satellites and Satellite Mass Simulators.

“Second Launch Date” shall have the meaning set forth in Section 5.1 (Scheduling).

“Second Launch Interval” shall have the meaning set forth in Section 5.1 (Scheduling).

“Second Launch Period” shall have the meaning set forth in Section 5.1 (Scheduling).

“Second Launch Slot” shall have the meaning set forth in Section 5.1 (Scheduling).

“Satellite Mass Simulator” means mass ballast provided by Customer (at Customer’s sole expense) for integration into a given Satellite Batch for Launch by SpaceX, in lieu of an actual Satellite. The mass properties of the simulator shall conform to ICD mass properties and mechanical interface definition for an actual Satellite.

“SOW” shall have the meaning set forth in Section 2 (Services) of this Agreement.

“SpaceX” shall have the meaning set forth in the introductory paragraph.

“SpaceX Account” shall mean the following SpaceX bank and account: [***…***].

“Taxes” means all taxes, customs, duties, or similar tariffs and fees that may levied or collected upon the services or payments contemplated by this Agreement.

“Terminated Ignition” means Intentional Ignition not followed by Lift-Off or Launch Failure. For the avoidance of doubt, a Terminated Ignition shall not constitute a Launch.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Total Failure” means that, due to causes primarily attributable to a Launch Vehicle and Launch Vehicle-related events that occur at any time from Intentional Ignition until separation of a Satellite Batch from a Launch Vehicle, the Satellite Batch is destroyed, permanently lost or unable to be physically separated from the Launch Vehicle. For purposes of a Launch and In-Orbit Insurance policy, if any (and not for any other purpose hereunder), this definition shall be modified to reflect the meaning ascribed to the concept of “total failure” or “total loss”, as applicable, in Customer’s policy of Launch and In-Orbit Insurance, if any, in place at the time of the applicable Launch.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

STATEMENT OF WORK

[ATTACHED]

[***…***]

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

Form of Cross-Waiver Required by the U.S. Licensing Authority

Please see current form United States FAA Cross-Waiver at the following hyperlink:

http://edocket.access.gpo.gov/cfr_2011/janqtr/pdf/14cfr440AppB.pdf

In the event this link is ever deactivated, the Form of Cross Waiver shall be the most recent Form of Cross Waiver published in the United States Code of Federal Regulations.

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D – INTERFACE CONTROL DOCUMENT

[TBD—TO BE PROVIDED BY SPACEX AND MUTUALLY AGREED]

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT E – LAUNCH MANIFEST PRIORITY [***…***]

— Proprietary and Confidential —

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.